UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2019

CARVANA CO.
(Exact name of registrant as specified in its charter)

Delaware	001-38073	81-4549921
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1930 W. Rio Salado Parkway
Tempe, Arizona 85281
(Address of principal executive offices, including zip code)

(480) 719-8809
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 25, 2019, the Board of Directors (the “Board”) of Carvana Co. (the "Company") approved grants of performance-based restricted stock units ("Performance RSUs") to the Company’s executive officers, including its named executive officers, pursuant to the Carvana Co. 2017 Omnibus Incentive Plan. The Performance RSUs vest 25% on April 1, 2020 and monthly thereafter for the following three years, subject to continued employment; provided, however, that none of the Performance RSUs shall vest until the Company has reported the achievement of positive EBITDA in a calendar quarter, subject to certain discretion by the Compensation and Nominating Committee of the Board. Each Performance RSU represents a contingent right to receive one share of the Company's common stock.

The Performance RSUs are subject to the terms contained in the Performance-Based Restricted Stock Unit Agreement, entered into with each participant, the form of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The award to each our named executive officers are set forth in the table below:

Named Executive Officer	Performance RSUs

Ernie Garcia III	13,586
Mark Jenkins	11,283
Benjamin Huston	11,283

The Board also approved annual base salary increases for the Company's executive officers as part of its annual performance review, including Ernie Garcia III, the Company's Chief Executive Officer, whose annual base salary was increased from $400,000 to $885,000, Mark Jenkins, the Company's Chief Financial Officer, whose annual base salary was increased from $375,000 to $735,000, and Benjamin Huston, the Company's Chief Operating Officer, whose annual base salary was increase from $375,000 to $735,000. The salary increase were approved retroactively to January 1, 2019, consistent with the Company's practices for annual merit increases.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Form of Performance-Based Restricted Stock Unit Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	February 27, 2019	CARVANA CO.

		By:	/s/ Mark Jenkins
		Name:	Mark Jenkins
		Title:	Chief Financial Officer